Merrill Lynch Premier Institutional Fund
                      Merrill Lynch Institutional Fund
                       Merrill Lynch Government Fund
                        Merrill Lynch Treasury Fund
                Merrill Lynch Institutional Tax-Exempt Fund
                                     of
                Merrill Lynch Funds for Institutions Series

                     Supplement dated April 20, 1998 to
             Prospectus and Statement of Additional Information
                                   dated
                               July 29, 1997

Effective April 20, 1998 the Merrill Lynch Premier Institutional Fund (the "Premier Fund"), the Merrill Lynch Institutional Fund (the "Institutional Fund"), the Merrill Lynch Government Fund (the "Government Fund"), the Merrill Lynch Treasury Fund (the "Treasury Fund"), and the Merrill Lynch Institutional Tax-Exempt Fund of Merrill Lynch Funds for Institutions Series will not accept purchase and redemption orders on days (or any portion of any day) on which either the New York Stock Exchange or the Federal Reserve Bank of Boston is not open for business. On any day that the Public Securities Association (the "PSA") recommends that the securities markets close early, the Treasury Fund and the Government Fund will cease accepting purchase and redemption orders at the time the PSA recommends that the securities markets close. In addition, the Premier Fund and the Institutional Fund reserves the right to cease accepting purchase and redemption orders one hour after the PSA recommended closing time.

===============================================================================

Effective April 20, 1998 all references in pages A-3 to A-10 of the Prospectus and in pages A-8 to A-11 of the Statement of Additional Information, in the sections titled "Purchase of Shares," "Redemptions," "Dividends," and "Net Asset Value," to the times of day for the determination of net asset value per share for purchases and redemptions and for purposes of determining shareholders of record for the declaration of dividends of the Premier Fund and the Institutional Fund shall be 5:00 p.m. (Boston time). Accordingly, the Institutional Fund and the Premier Fund will accept orders for the purchase and redemption of shares until 5:00 p.m. Shares purchased before 5:00 p.m. will begin earning dividends on the day of purchase.


                                                                      NI32438.1

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